TAMARACK FUNDS TRUST

Tamarack Large Cap Growth Fund

Tamarack Value Fund

Supplement dated January 20, 2009 to the Prospectus for the Tamarack Equity Funds dated January 28, 2008 and the

Statement of Additional Information for the Equity and Fixed Income Funds dated July 31, 2008

This Supplement provides new and additional information beyond that contained in the

Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of Tamarack Funds Trust has called a special meeting of shareholders of the Tamarack Value Fund and the Tamarack Large Cap Growth Fund to be held on March 20, 2009 at the Fund’s offices in Minneapolis, Minnesota. The purpose of the meeting is for shareholders of each Fund to consider approval of an Agreement and Plan of Reorganization (referred to as the Plan) under which their Fund would be reorganized into a newly formed mutual fund within the Hennessy Funds, a mutual fund family managed by Hennessy Advisors, Inc. The proposed reorganizations are the result of a strategic review conducted by Tamarack Funds management that resulted in a decision to seek another fund manager that could provide improved distribution and resulting asset growth for these two Funds.

The Tamarack Value Fund is proposed to be reorganized into a new fund called the Hennessy Select Large Value Fund. Under the Plan, Hennessy Advisors, Inc. would become the new Fund’s investment advisor and Voyageur Asset Management Inc. would continue to manage the new Fund’s portfolio as sub-advisor. The new Fund’s investment objectives, policies and strategy are substantially the same as those of the Tamarack Value Fund.

The Tamarack Large Cap Growth Fund is proposed to be reorganized into a new fund called the Hennessy Cornerstone Large Growth Fund. Under the Plan, Hennessy Advisors, Inc. would become the new Fund’s investment advisor and would manage the new Fund’s portfolio under a modified investment strategy of investing in growth-oriented common stocks of large capitalization companies utilizing a proprietary, quantitative large cap growth formula.

The Board of Trustees of Tamarack Funds Trust has approved the Plan and believes that the proposed reorganizations will benefit shareholders of the Funds. Shareholders of record of each Fund on January 6, 2009 are entitled to vote at the special meeting and will receive a proxy statement/prospectus containing details about the proposed reorganization and the proposed new Hennessy Fund. If approved, the reorganizations are expected to take place on or about March 23, 2009.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM-EQ PR & SAI – SUPP 1/09